Exhibit 10.23

EXECUTION VERSION

WILLIS ENGINE SECURITIZATION TRUST,

as issuer of Series 2008-A1 Notes,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Indenture Trustee

SERIES 2008-A1 SUPPLEMENT

Dated as of March 28, 2008

to

INDENTURE

amended and restated as of December 13, 2007

SERIES 2008-A1 NOTES

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS; CALCULATION GUIDELINES

Section 1.01.	Definitions	1

ARTICLE II

CREATION OF THE SERIES 2008-A1 NOTES

Section 2.01.	Designation	5
Section 2.02.	Authentication and Delivery	6
Section 2.03.	Interest Payments on the Series 2008-A1 Notes	7
Section 2.04.	Principal Payments on the Series 2008-A1 Notes	8
Section 2.05.	Prepayment of Principal on the Series 2008-A1 Notes	8
Section 2.06.	Manner of Payment	9
Section 2.07.	Restrictions on Transfer	9
Section 2.08.	Final Maturity Date	9

ARTICLE III

NOTE PROCEEDS; SERIES 2008-A1 ACCOUNT,
APPLICATION OF AMOUNTS THEREIN

Section 3.01.	Application of Note Proceeds	9
Section 3.02.	Series 2008-A1 Series Account	10
Section 3.03.	Distributions from Series 2008-A1 Series Account	10

ARTICLE IV

CONDITIONS PRECEDENT TO OBLIGATIONS OF SERIES 2008-A1 HOLDERS

Section 4.01.	Conditions Precedent to Obligations of Series 2008-A1 Holders to Purchase Series 2008-A1 Notes	12

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01.	Indenture Representations and Warranties	12

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.01.	Ratification of Indenture	13
Section 6.02.	Counterparts	13
Section 6.03.	Governing Law; Jurisdiction	13

i

Section 6.04.	Notices to Rating Agencies	13
Section 6.05.	Statutory References	14
Section 6.06.	Amendments and Modifications	14
Section 6.07.	Waiver of Jury Trial	14
Section 6.08.	Appointment of Representative	14
Section 6.09.	Tax Matters	14

EXHIBIT

EXHIBIT A	Form of Series 2008-A1 Note

SCHEDULES

SCHEDULE 1	Minimum Targeted Principal Balance and Scheduled Targeted Principal Balance by Payment Date

SCHEDULE 2	2008 Engines

ii

This SERIES 2008-A1 SUPPLEMENT, dated as of March 28, 2008 (as amended, modified or supplemented from time to time, this “Supplement” or the “Series 2008-A1 Supplement”), issued pursuant to, and incorporating the terms of, the Indenture, dated as of August 9, 2005 and amended and restated as of December 13, 2007 (as previously supplemented and as further amended, modified or supplemented from time to time, the “Indenture”), is entered into between WILLIS ENGINE SECURITIZATION TRUST, a Delaware statutory trust (“WEST”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Indenture Trustee (the “Indenture Trustee”).

WITNESSETH THAT:

WHEREAS, the Controlling Trustees of WEST have authorized the issuance of a Series of Additional Notes, to be issued as Series A Term Notes, the proceeds of which are to be used in part to refinance the Series 2005-A2 Warehouse Notes and in part to fund the acquisition of the Additional Engines described in Schedule 2 hereto (the “2008 Engines”, as designated in such Schedule 2); and

WHEREAS, WEST and the Indenture Trustee wish to set forth the Principal Terms of such Additional Notes to be issued pursuant to this Supplement and designated as “Series 2008-A1 Floating Rate Secured Notes”.

NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; CALCULATION GUIDELINES

Section 1.01.          Definitions.  (a)  Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Indenture. Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

“Acquisition Redemption Date” shall have the meaning set forth in Section 2.05(b) hereof.

“Additional Interest” means, for the Series 2008-A1 Notes, interest at the Series 2008-A1 Stated Rate on the aggregate amount of any unpaid interest on the Series 2008-A1 Notes (including any unpaid portion of the Stated Interest Amount and any Additional Interest Amount).

“Additional Interest Amount” means, for any Payment Date for the Series 2008-A1 Notes, an amount equal to the Additional Interest for the Series 2008-A1 Notes on the aggregate amount of unpaid interest (including any unpaid portion of any Stated Interest Amount and any Additional Interest Amount for the Series 2008-A1 Notes and the other amounts described in Section 2.03(b) hereof) that was due and payable (but not paid) on, or with respect to, the Series 2008-A1 Notes on any prior Payment Date. The amount described in the preceding sentence constitutes the Additional Interest Amount for the Series 2008-A1 Notes for purposes of Sections 3.13 and 3.14 of the Indenture.

“Calyon” means Calyon Securities (USA) Inc.

“Closing Date” means March 28, 2008.

“Delivery Period” means, with respect to the 2008 Engines being acquired with the proceeds of the Series 2008-A1 Notes, the period beginning on the Closing Date and ending on the date that is ninety (90) days from the Closing Date or, if earlier, the date on which an Early Amortization Event or an Event of Default occurs.

“Holder Indemnified Amounts” means indemnification payments as provided for in Article 7 of the Series 2008-A1 Note Purchase Agreement.

“Interest Amount” means, for any Payment Date for the Series 2008-A1 Holders, an amount equal to the sum of the Stated Interest Amount and the Additional Interest Amount due and payable on the Series 2008-A1 Notes on such Payment Date.

“Issuance Expenses” means (a) the structuring and underwriting fees payable to Calyon in respect of the issuance of the Series 2008-A1 Notes, and (b) the portion of the expenses of Calyon that are allocable to the Series 2008-A1 Notes, as agreed by WEST and such parties.

“Majority of Holders” means, with respect to the Series 2008-A1 Notes as of any date of determination, Series 2008-A1 Holders that, individually or in the aggregate, own Series 2008-A1 Notes representing more than fifty percent (50%) of the then aggregate Outstanding Principal Balance of the Series 2008-A1 Notes.

“Minimum Targeted Principal Balance” means, for the Series 2008-A1 Notes for each Payment Date, the amount set forth opposite such Payment Date on Schedule 1 hereto under the column entitled “Minimum Targeted Principal Balance”, as adjusted from time to time pursuant to Section 2.04(b) or Section 2.05(c) hereof.

“One-Month LIBOR” means, for any Interest Accrual Period, LIBOR, as defined in the Indenture, for the Specified Period as of the Reference Date for such Interest Accrual Period.

“Optional Redemption” means a voluntary prepayment by WEST of all or a portion of the Outstanding Principal Balance of the Series 2008-A1 Notes in accordance with the terms of this Supplement.

“Optional Redemption Date” shall have the meaning set forth in Section 2.05(a) hereof.

“Private Placement Memorandum” means the Private Placement Memorandum, dated March 24, 2008, prepared by WEST in connection with the offering of the Series 2008-A1 Notes.

“Rating Agencies” means Fitch and Moody’s.

“Redemption Premium” shall mean, for any Optional Redemption, the applicable Redemption Premium calculated as a percentage of the Outstanding Principal Balance of the Series 2008-A1 Notes being redeemed in such Optional Redemption depending on the date of the Optional Redemption, as set forth below.  No Redemption Premium shall be payable in any Acquisition Balance Redemption:

Redemption Date	Redemption Premium Percentage
After the Initial Closing Date and on or before the first anniversary of the Closing Date	2%
After the first anniversary of the Closing Date and on or before the second anniversary of the Closing Date	1%
After the second anniversary of the Closing Date	0%

“Redemption Price” shall mean, in any Optional Redemption, the Outstanding Principal Balance of the Series 2008-A1 Notes in an Optional Redemption in whole, and the portion of the Outstanding Principal Balance being redeemed in an Optional Redemption in part, in each case together with the Redemption Premium, if any, as of the applicable Redemption Date specified in the definition of “Redemption Premium.”

“Refinancing Expenses” means all out-of-pocket costs and expenses incurred in connection with an offering and issuance of the Series 2008-A1 Notes.

“Scheduled Targeted Principal Balance” means for the Series 2008-A1 Notes for each Payment Date, the amount set forth opposite such Payment Date on Schedule 1 hereto under the column entitled “Scheduled Targeted Principal Balance”, as adjusted from time to time pursuant to Section 2.04(b) or Section 2.05(c) hereof.

“Series 2008-A1 144A Book Entry Note” means a Series 2008-A1 Note represented by a single permanent global note in fully registered form, without coupons, the form of which shall be substantially in the form attached as Exhibit A hereto, with the legends required by Section 2.02 of the Indenture for a 144A Book-Entry Note (as defined in the Indenture) inscribed thereon.

“Series 2008-A1 Definitive Notes” means Series 2008-A1 Notes in the form attached as Exhibit A hereto, with the applicable legend for Definitive Notes required by Section 2.02 of the Indenture inscribed on the face thereof.

“Series 2008-A1 Expected Final Payment Date” means March 15, 2021.

“Series 2008-A1 Final Maturity Date” means December 15, 2032.

“Series 2008-A1 Holders” means, on the Closing Date, the Persons named as Series 2008-A1 Holders in the Series 2008-A1 Note Purchase Agreement and, at any time of determination thereafter, any Person in whose name a Series 2008-A1 Note is registered in the Register.

“Series 2008-A1 Note Purchase Agreement” means the Series 2008-A1 Note Purchase and Loan Agreement, dated as of March 25, 2008, among WEST, the Administrative Agent and the Series 2008-A1 Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Series 2008-A1 Notes” means the Series of Notes designated as the “Series 2008-A1 Floating Rate Secured Notes” to be issued on the Closing Date and having the terms and conditions specified in this Supplement, substantially in the form of Exhibit A hereto, and including any and all replacements, extensions, substitutions or renewals of such Notes.

“Series 2008-A1 Regulation S Temporary Book Entry Notes” means Series 2008-A1 Notes in the form attached as Exhibit A hereto, with the applicable legend for Regulation S Temporary Book Entry Notes required by Section 2.02 of the Indenture inscribed on the face thereof.

“Series 2008-A1 Series Account” means the Series Account of that name established in accordance with Section 3.02 hereof and Sections 3.01 and 3.09 of the Indenture.

“Series 2008-A1 Stated Rate” means, for each Interest Accrual Period, One-Month LIBOR plus 1.50% per annum.

“Series 2008-A1 Transaction Documents” means any and all of this Supplement, the Series 2008-A1 Notes, and the other Related Documents, as any of the foregoing may from time to time be amended, modified, supplemented or renewed.

 “Series 2008-A1 Unrestricted Book-Entry Notes” means Series 2008-A1 Notes in the form of Exhibit A hereto, with the applicable legend required by Section 2.02 of the Indenture for Unrestricted Book-Entry Notes inscribed on the face thereof.

“Series 2008-B1 Holders” means, on the Closing Date, the Persons named as Series 2008-B1 Holders in the Series 2008-B1 Note Purchase Agreement and, at any time of determination thereafter, any Person in whose name a Series 2008-B1 Note is registered in the Register.

“Series 2008-B1 Notes” means the notes issued pursuant to the Series 2008-B1 Note Purchase Agreement and the Series 2008-B1 Supplement.

“Series 2008-B1 Note Purchase Agreement” means the Series 2008-B1 Note Purchase and Loan Agreement, dated as of March 25, 2008, among WEST, the Administrative Agent and the Series 2008-B1 Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Series 2008-B1 Supplement” means the Series 2008-B1 Supplement to the Indenture, dated as of March 28, 2008, between WEST and the Indenture Trustee, as amended, modified or supplemented from time to time in accordance with its terms.

“Specified Period” means one month.

“Stated Interest Amount” means, for any Payment Date for the Series 2008-A1 Notes, an amount equal to the sum for each day during the related Interest Accrual Period of accrued and unpaid interest at the Series 2008-A1 Stated Rate on the Outstanding Principal Balance of the Series 2008-A1 Notes on such date. The amount described in the preceding sentence constitutes the Stated Interest Amount for the Series 2008-A1 Notes for purposes of Sections 3.13 and 3.14 of the Indenture.

“Supplemental Principal Payment Amount” means, for the Series 2008-A1 Notes on any Payment Date, the amount (if any) of a Series A Supplemental Principal Payment Amount allocated and paid to the Series 2008-A1 Notes on such Payment Date in accordance with the provisions of Sections 3.14 and 3.15(b) of the Indenture and Sections 2.04(a) and 3.03 hereof.

“Willis” means Willis Lease Finance Corporation, a Delaware corporation.

(b)           The conventions of construction and usage set forth in Section 1.02 of the Indenture are hereby incorporated by reference in this Supplement.

ARTICLE II

CREATION OF THE SERIES 2008-A1 NOTES

Section 2.01.          Designation.

(a)           There is hereby created a Series of Series A Term Notes to be issued pursuant to the Indenture and this Supplement and to be known as the “Series 2008-A1 Floating Rate Secured Notes”, referred to herein as the “Series 2008-A1 Notes”.  The Series 2008-A1 Notes will be issued in the initial principal balance of $212,384,958.00 and will not have priority over any other Series of Series A Notes except to the extent set forth in the Supplement for such other Series and the Indenture. The Series Issuance Date of the Series 2008-A1 Notes is March 28, 2008.  The Series 2008-A1 Notes are classified as “Term Notes”, “Series A Notes”,  “Series A Term Notes”, and “Floating Rate Notes”, as each such term is used in the Indenture. The Series 2008-A1 Notes will be rated on the Closing Date by each of Moody’s and Fitch.

(b)           The first Payment Date with respect to the Series 2008-A1 Notes shall be on April 15, 2008.

(c)           Payments of principal on the Series 2008-A1 Notes shall be made from funds on deposit in the Series 2008-A1 Series Account or otherwise at the times and in the amounts set forth in Article III of the Indenture and Sections 2.04, 2.05 and 3.03 of this Supplement.

(d)           In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall govern.

Section 2.02.          Authentication and Delivery.

(a)           On the Series Issuance Date, WEST shall sign, and shall direct the Indenture Trustee in writing pursuant to Section 2.01(c) of the Indenture to duly authenticate and deliver, and the Indenture Trustee, upon receiving such direction, subject to compliance with the conditions precedent set forth in Section 4.01 hereof, (i) shall authenticate the Series 2008-A1 Notes in accordance with such written direction and (ii) shall deliver such Series 2008-A1 Notes to the Series 2008-A1 Holders, in accordance with such written direction.

(b)           The Series 2008-A1 Notes are not being registered with the SEC and may not be sold, transferred or otherwise disposed of except in compliance with the provisions of the Indenture and except as follows:

(i)            to Persons that the transferring Person reasonably believes are Qualified Institutional Buyers, in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A;

(ii)           in offshore transactions in reliance on Regulation S;

(iii)          to Institutional Accredited Investors that deliver an Investment Letter to the Indenture Trustee;

(c)           In accordance with Section 2.01(e) of the Indenture, the Series 2008-A1 Notes resold in reliance on Rule 144A shall be represented by one Series 2008-A1 144A Book-Entry Note. Any Series 2008-A1 Notes sold in reliance on Regulation S shall initially be represented by one Series 2008-A1 Regulation S Temporary Book-Entry Note and shall be exchangeable for interests in the related Unrestricted Book-Entry Note. Any Series 2008-A1 Notes sold to Institutional Accredited Investors shall be represented by one or more Series 2008-A1 Definitive Notes.

(d)           The Series 2008-A1 Notes shall be executed by manual or facsimile signature on behalf of WEST and authenticated by a Responsible Officer of the Indenture Trustee and shall be substantially in the form of Exhibit A hereto, as applicable, with the appropriate legend required by Section 2.02 of the Indenture inscribed on the face thereof.

(e)           The Series 2008-A1 Notes shall be issued in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

Section 2.03.          Interest Payments on the Series 2008-A1 Notes.

(a)           Interest on Series 2008-A1 Notes.  Interest on each Series 2008-A1 Note shall (i) accrue during each Interest Accrual Period at the Series 2008-A1 Stated Rate, (ii) be calculated on the basis of actual days elapsed over a year of 360 days, (iii) be due and payable in arrears on each Payment Date, and (iv) be calculated based on the Outstanding Principal Balance of such Series 2008-A1 Note during such Interest Accrual Period. All amounts of the Stated Interest Amount for Series 2008-A1 Notes shall be due and payable on the earlier to occur of (i) the date on which the Series 2008-A1 Notes have been accelerated in accordance with the provisions of Section 4.02 of the Indenture and (ii) the Series 2008-A1 Final Maturity Date.  The Administrative Agent shall include in the Monthly Report delivered to the Series 2008-A1 Holders the Series 2008-A1 Stated Rate for the Interest Accrual Period beginning in the month after the month covered by such Monthly Report.

(b)           Additional Interest.  If WEST shall fail to pay the Stated Interest Amount on any Series 2008-A1 Note when due, or any other amount becoming due under this Supplement (other than payments of principal on the Series 2008-A1 Notes), WEST shall, from time to time, pay Additional Interest on such unpaid amounts, to the extent permitted by Applicable Law, to, but not including, the date of actual payment (after as well as before judgment), for the period during which such interest or other amount shall be unpaid from the due date of such payment to the date of actual payment thereof. Any such interest shall be payable at the times and subject to the priorities set forth in Section 3.03 of this Supplement and Section 3.14 of the Indenture.  All amounts of Additional Interest shall be due and payable on the earlier to occur of (i) the date on which the Series 2008-A1 Notes have been accelerated in accordance with the provisions of Section 4.02 of the Indenture and (ii) the Series 2008-A1 Final Maturity Date.

(c)           Maximum Interest Rate.  In no event shall the interest charged with respect to a Series 2008-A1 Note exceed the maximum amount permitted by Applicable Law.  If at any time the Interest Amount charged with respect to the Series 2008-A1 Notes exceeds the maximum rate permitted by Applicable Law, the rate of interest to accrue pursuant to this Supplement and such Series 2008-A1 Note shall be limited to the maximum rate permitted by Applicable Law, but any subsequent reductions in the One-Month LIBOR shall not reduce the interest to accrue on such Series 2008-A1 Note below the maximum amount permitted by Applicable Law until the total amount of interest accrued on such Series 2008-A1 Note equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate had at all times been in effect.  If the total amount of interest paid or accrued on the Series 2008-A1 Note under the foregoing provisions is less than the total amount of interest that would have accrued if the interest rate had at all times been in effect, WEST agrees to pay to the Series 2008-A1 Holders an amount equal to the difference between (a) the lesser of (i) the amount of interest that would have accrued if the maximum rate permitted by Applicable Law had at all times been in effect, or (ii) the amount of interest that would have accrued if the interest rate had at all times been equal to the Interest Amount, and (b) the amount of interest accrued in accordance with the other provisions of this Supplement.

Section 2.04.          Principal Payments on the Series 2008-A1 Notes.

(a)           The Minimum Principal Payment Amount and the Scheduled Principal Payment Amount calculated for the Series 2008-A1 Notes for each Payment Date shall be payable to the Holders of the Series 2008-A1 Notes on each Payment Date from amounts deposited in the Series 2008-A1 Series Account on such Payment Date as provided in Section 3.14 of the Indenture and Section 3.03 of this Supplement.  In addition, any portion of the Supplemental Principal Payment Amount for any Payment Date allocated to the Series 2008-A1 Notes pursuant to Section 3.15(b) of the Indenture shall be payable to the Holders of the Series 2008-A1 Notes on such Payment Date from amounts deposited in the Series 2008-A1 Series Account as provided in Section 3.14 of the Indenture and Section 3.03 of this Supplement.  So long as an Early Amortization Event or an Event of Default is then continuing, then, in addition to the foregoing, the Outstanding Principal Balance of the Series 2008-A1 Notes shall be payable on each Payment Date to the extent that amounts are available for such purpose in accordance with the provisions of Section 3.14 of the Indenture and Section 3.03 of this Supplement. The unpaid principal amount of the Series 2008-A1 Notes together with all unpaid interest (including all Additional Interest), fees, expenses, costs and other amounts payable by WEST pursuant to the terms of the Indenture and this Supplement shall be due and payable in full on the Series 2008-A1 Final Maturity Date.

(b)           The Minimum Targeted Principal Balances and the Scheduled Targeted Principal Balances for the Series 2008-A1 Notes shall be adjusted at the times and in the manner indicated in Section 3.19 of the Indenture.

Section 2.05.          Prepayment of Principal on the Series 2008-A1 Notes.

(a)           WEST will have the option to prepay, in an Optional Redemption on any Payment Date (each such Payment Date, an “Optional Redemption Date”) all, or any portion, of the Outstanding Principal Balance of the Series 2008-A1 Notes on such Payment Date, in a minimum amount of Two Hundred Fifty Thousand Dollars ($250,000), in the case of any prepayment in part, for the applicable Redemption Price as of such Optional Redemption Date, provided that, as a condition to any such prepayment in part, the Outstanding Principal Balance of the Series 2008-B1 Notes shall be prepaid by a proportionate amount to the Series 2008-B1 Holders, such prepayment to be made as provided in the Series 2008-B1 Supplement.  WEST may not make such prepayment from funds in the Collections Account, except to the extent that funds in any such Account would otherwise be payable to WEST in accordance with the terms of this Supplement and the Indenture, and may make any such prepayment in part from funds in the Series 2008-A1 Series Account, provided that funds in such Account may be used to fund a prepayment in whole but not in part. Any Optional Redemption in connection with a Refinancing funded with the proceeds of Additional Notes must be in whole, and any other Optional Redemption financed with funds other than funds in the Collections Account or the proceeds of Additional Notes may be in whole or in part.

(b)           If there is any Balance in the Engine Acquisition Account at the end of the Delivery Period beginning on the Closing Date, the portion thereof allocated to the Series 2008-A1 Notes in accordance with Section 3.03(b) of the Indenture shall be applied to the prepayment of the Series 2008-A1 Notes as provided in Section 3.16(b) of the Indenture on the next succeeding Payment Date (the “Acquisition Redemption Date”) after the end of such Delivery Period.

(c)           The Minimum Targeted Principal Balances and the Scheduled Targeted Principal Balances on any Optional Redemption Date for an Optional Redemption in part or on the Acquisition Redemption Date, as applicable, and on each succeeding Payment Date shall be adjusted as provided in Section 3.19(b) of the Indenture.

Section 2.06.          Manner of Payment.  All payments of principal and interest on the Series 2008-A1 Notes payable on each Payment Date shall be paid to the Series 2008-A1 Holders reflected in the Register as of the related Record Date by wire transfer of immediately available funds for receipt prior to 1:00 p.m. (New York City time) on such Payment Date. Any payments received by the Series 2008-A1 Holders after 1:00 p.m. (New York City time) on any day shall be considered to have been received on the next succeeding Business Day.

Section 2.07.          Restrictions on Transfer.  On the Closing Date, WEST shall sell, pursuant to the Series 2008-A1 Note Purchase Agreement, the Series 2008-A1 Notes to the Persons named as Series 2008-A1 Holders in the Series 2008-A1 Note Purchase Agreement and deliver such Series 2008-A1 Notes in accordance herewith and therewith. Thereafter, no Series 2008-A1 Note may be sold, transferred or otherwise disposed of except in compliance with the provisions of the Indenture, this Supplement and the Series 2008-A1 Note Purchase Agreement. Except as provided in the Indenture, the Indenture Trustee shall have no obligations or duties with respect to determining whether any transfers of the Series 2008-A1 Notes are made in accordance with the Securities Act or any other law; provided that with respect to Series 2008-A1 Definitive Notes, the Indenture Trustee shall enforce such transfer restrictions in accordance with the terms set forth in this Supplement.

Section 2.08.          Final Maturity Date.  The unpaid principal amount of the Series 2008-A1 Notes together with all unpaid interest (including all Additional Interest), fees, expenses, costs and other amounts payable by WEST pursuant to the terms of the Indenture, this Supplement and the other Series 2008-A1 Transaction Documents shall be due and payable in full on the earlier to occur of (i) the date on which the Series 2008-A1 Notes have been accelerated in accordance with the provisions of Section 4.02 of the Indenture and (ii) the Series 2008-A1 Final Maturity Date.

ARTICLE III

NOTE PROCEEDS; SERIES 2008-A1 ACCOUNT,
APPLICATION OF AMOUNTS THEREIN

Section 3.01.          Application of Note Proceeds.  The Administrative Agent shall, on the Closing Date, upon the Operating Bank’s receipt of the Net Proceeds of the Series 2008-A1 Notes and the Series 2008-B1 Notes, make, or direct the Operating Bank in writing to make, the following transfers, payments and deposits as set forth below:

(i)            pay to such Persons as shall be specified by the Administrative Agent such Issuance Expenses and Refinancing Expenses as shall be due and payable in connection with the issuance and sale of the Series 2008-A1 Notes and the Series 2008-B1 Notes;

(ii)           deposit in the Junior Restricted Cash Account, out of the Net Proceeds of the Series 2008-B1 Notes, the amounts specified in Section 3.05 of the Indenture, as determined for such Closing Date;

(iii)          transfer funds to Willis, in the amount specified as the Allocated Amounts for the 2008 Engines in the Asset Transfer Agreement (as defined in the Private Placement Memorandum), out of the Net Proceeds of the Series 2008-A1 Notes and the Series 2008-B1 Notes, provided, that such direction shall be accompanied by a written notice of the Administrative Agent that all of the conditions for the release of funds under the Indenture and for payment of the Purchase Price for such 2008 Engines specified in the Asset Transfer Agreement have been satisfied or waived in accordance with the terms thereof;

(iv)          deposit out of the Net Proceeds of the Series 2008-A1 Notes and the Series 2008-B1 Notes the Allocated Amounts for the 2008 Engines not delivered to WEST Funding on the Closing Date, as specified in writing by the Administrative Agent, to the Engine Acquisition Account; and

(v)           deposit in the Redemption/Defeasance Account, out of the Net Proceeds of the Series 2008-A1 Notes, an amount to be used to repay the Series 2005-A2 Warehouse Notes.

Section 3.02.          Series 2008-A1 Series Account.  The Indenture Trustee shall establish on or before the Closing Date pursuant to Sections 3.01 and 3.09 of the Indenture and shall maintain, so long as any Series 2008-A1 Note is Outstanding, an Eligible Account which shall be designated as the “Series 2008-A1 Series Account”, which account shall be held in the name of the Indenture Trustee for the benefit of the Series 2008-A1 Holders. All deposits of funds by, or for the benefit of, the Series 2008-A1 Holders from the Collections Account and otherwise shall be accumulated in, and withdrawn from, the Series 2008-A1 Series Account in accordance with the provisions of the Indenture and this Supplement.

Section 3.03.          Distributions from Series 2008-A1 Series Account.  On each Payment Date, the Indenture Trustee shall distribute funds then on deposit in the Series 2008-A1 Series Account in accordance with the provisions of either subsection (a), (b) or (c) of this Section 3.03, in each case in accordance with the Payment Date Schedule and only to the extent that the Prior Ranking Amounts have been paid in full.

(a)           If neither an Early Amortization Event nor an Event of Default shall have occurred and be continuing with respect to any Series of Notes:

i.                  To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of the Stated Interest Amount for each such Payment Date;

ii.               To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of the Minimum Principal Payment Amount then due and payable to the Holders of the Series 2008-A1 Notes on such Payment Date;

iii.            To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of the Scheduled Principal Payment Amount then due and payable to the Holders of the Series 2008-A1 Notes on such Payment Date;

iv.           To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of the Series A Supplemental Principal Payment Amount (if any) then due and payable to the Holders of the Series 2008-A1 Notes on such Payment Date;

v.              To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of any Additional Interest Amount then due and payable by WEST to the Series 2008-A1 Holders;

vi.           To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of the Holder Indemnified Amounts due and payable to the Series 2008-A1 Holders; and

vii.        After payment in full of the foregoing amounts pursuant to this Section 3.03(a) of this Supplement, to WEST, any remaining amounts then on deposit in the Series 2008-A1 Series Account.

(b)           If either an Early Amortization Event or an Event of Default shall have occurred and be continuing, so long as the Indenture Trustee shall not have received a Collateral Liquidation Notice:

i.                  To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of the Stated Interest Amount for such Payment Date;

ii.               To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of the Minimum Principal Payment Amount then due and payable to the Holders of the Series 2008-A1 Notes on such Payment Date;

iii.            To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of the Scheduled Principal Payment Amount then due and payable to the Holders of the Series 2008-A1 Notes on such Payment Date;

iv.           To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of the then unpaid principal balances of the Series 2008-A1 Notes then Outstanding until the Outstanding Principal Balance of the Series 2008-A1 Notes has been reduced to zero;

v.              To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of any Additional Interest Amount then due and payable by WEST to the Series 2008-A1 Holders;

vi.           To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of the Holder Indemnified Amounts due and payable to the Series 2008-A1 Holders; and

vii.        After payment in full of the foregoing amounts pursuant to this Section 3.03(b) of this Supplement, to WEST, any remaining amounts then on deposit in the Series 2008-A1 Series Account.

(c)           If an Event of Default shall have occurred and be continuing, and the Indenture Trustee shall have received a Collateral Liquidation Notice:

i.                  To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of the Stated Interest Amount for such Payment Date;

ii.               To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of the then unpaid principal balances of the Series 2008-A1 Notes then Outstanding until the Outstanding Principal Balance of the Series 2008-A1 Notes has been reduced to zero;

iii.            To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of any Additional Interest Amount then due and payable by WEST to the Series 2008-A1 Holders;

iv.           To each Holder of a Series 2008-A1 Note on the related Record Date, an amount equal to its pro rata portion of the Holder Indemnified Amounts due and payable to the Series 2008-A1 Holders; and

v.              After payment in full of the foregoing amounts pursuant to this Section 3.03(c) of this Supplement, to WEST, any remaining amounts then on deposit in the Series 2008-A1 Series Account.

ARTICLE IV

CONDITIONS PRECEDENT TO OBLIGATIONS OF SERIES 2008-A1 HOLDERS

Section 4.01.          Conditions Precedent to Obligations of Series 2008-A1 Holders to Purchase Series 2008-A1 Notes.  The Indenture Trustee shall not authenticate the Series 2008-A1 Notes unless (a) all conditions to the issuance of the Series 2008-A1 Notes set forth in Section 2.10(d) of the Indenture and in Article 3 of the Series 2008-A1 Note Purchase Agreement shall have been satisfied, and (b) WEST shall have delivered an Officer’s Certificate to the Indenture Trustee to the effect that all such conditions set forth in Section 2.10(d) of the Indenture and in the Series 2008-A1 Note Purchase Agreement shall have been satisfied.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01.          Indenture Representations and Warranties.  To induce the Series 2008-A1 Holders to purchase the Series 2008-A1 Notes hereunder, WEST hereby makes to the Indenture Trustee for the benefit of the Series 2008-A1 Holders as of the Closing Date all of the representations and warranties set forth in Section 5.01 of the Indenture.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.01.          Ratification of Indenture.  As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

Section 6.02.          Counterparts.  This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 6.03.          Governing Law; Jurisdiction. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. Each of the parties hereto agrees that the United States federal and New York State courts located in The City of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Supplement and, for such purposes, submits to the jurisdiction of such courts. Each of the parties hereto waives any objection which it might now or hereafter have to such courts being nominated as the forum or venue to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Supplement and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the parties hereto consents to the granting of such legal or equitable relief as is deemed appropriate by such courts.

Section 6.04.          Notices to Rating Agencies.  Whenever any notice or other communication is required to be given to the Rating Agencies pursuant to the Indenture or this Supplement, such notice or communication shall be delivered as follows: (i) if to Moody’s, at Moody’s Investors Service, Inc., 25th Floor, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, Attention: ABS/RMBS Monitoring Department and (ii) if to Fitch, at One State Street Plaza, New York, New York 10004, Attention: ABS Monitoring Group — Equipment Leases. Any rights to notices conveyed to a Rating Agency pursuant to the terms of this Supplement shall terminate immediately if such Rating Agency no longer has a rating outstanding with respect to the Series 2008-A1 Notes.

Section 6.05.          Statutory References.  References in this Supplement and any other Series 2008-A1 Transaction Document to any section of the Uniform Commercial Code or the UCC shall mean, on or after the effective date of adoption of any revision to the Uniform Commercial Code or the UCC in the applicable jurisdiction, such revised or successor section thereto.

Section 6.06.          Amendments and Modifications.  The terms of this Supplement may be waived, modified or amended only in a written instrument signed by each of WEST and the Indenture Trustee and, except with respect to the matters set forth in (and subject to the terms of) Section 9.01 and 10.02 of the Indenture, only with the prior written consent of the Majority of Holders or, with respect to the matters set forth in Sections 9.02(a) of the Indenture, the prior written consent of the Holders of all Series 2008-A1 Notes then Outstanding.

Section 6.07.          Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTIES HERETO, ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR RELATING TO THIS SUPPLEMENT OR ANY OTHER SERIES 2008-A1 TRANSACTION DOCUMENT, INCLUDING IN RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF.

Section 6.08.          Appointment of Representative. The Majority of Holders shall be authorized to appoint a representative to act on their behalf with such authority as shall be provided in such appointment, provided that, such authority shall not extend to the taking of any action under the Related Documents requiring the consent of all Series 2008-A1 Holders.

Section 6.09.          Tax Matters.  (a)  In accordance with United States Treasury regulations governing debt instruments issued with original issue discount, WEST will treat the Series 2008-A1 Notes as “contingent payment debt instruments” for United States federal income tax purposes. By purchasing Series 2008-A1 Notes, each holder thereof will be deemed to have agreed to such treatment and to be bound by WEST’s application of the United States Treasury regulations governing contingent payment debt instruments, including WEST’s determination of a “comparable yield” and a “projected payment schedule” for the Series 2008-A1 Notes, each within the meaning of such regulations.  Such disclosure shall be consistent with the disclosure on such matters set forth in the Private Placement Memorandum.

(b)           To the extent required by law, WEST will timely file any tax returns, reports or information statements in respect of the Series 2008-A1 Notes, including, without limitation, Form 8281, to the extent applicable.

[Signature page follows.]

IN WITNESS WHEREOF, WEST and the Indenture Trustee have caused this Supplement to be duly executed and delivered by their respective officers all as of the day and year first above written.

WILLIS ENGINE SECURITIZATION TRUST

By:	/s/ Bradley S. Forsyth
Name: Bradley S. Forsyth
Title: Controlling Trustee

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Irene Siegel
Name: Irene Siegel
Title: Vice President

By:	/s/ Aranka R. Paul
Name: Aranaka R. Paul
Title: Assistant Vice President

EXHIBIT A

SERIES 2008-A1 SUPPLEMENT

FORM OF SERIES 2008-A1 NOTE

Except as specified in Section 2.12(f) of the Indenture, each 144A Book-Entry Note, each Unrestricted Book-Entry Note and each Definitive Note issued in reliance on Section 4(2) of the Securities Act (and all Notes issued in exchange therefor or upon registration of transfer or substitution thereof) shall bear the following legend on the face thereof:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR WITH ANY SECURITIES REGULATORY AUTHORITY IN ANY JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE.  BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN “INSTITUTIONAL ACCREDITED INVESTOR”) OR (C) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF REGULATION S) AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT BEFORE TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE THAT WILLIS ENGINE SECURITIZATION TRUST, A DELAWARE STATUTORY TRUST (“WEST”), OR ANY OF ITS AFFILIATES OWNED THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO WEST OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE INDENTURE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE INDENTURE TRUSTEE) AND AN OPINION OF COUNSEL ACCEPTABLE TO WEST THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH OF CASES (A) THROUGH (F) ABOVE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TWO-YEAR PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON

THE TRANSFER NOTICE ATTACHED HERETO AND SUBMIT SUCH TRANSFER NOTICE TO THE INDENTURE TRUSTEE.  IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IF THE TRANSFER IS PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE INDENTURE TRUSTEE AND WEST SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.  THE INDENTURE CONTAINS A PROVISION REQUIRING THE INDENTURE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

Each Book-Entry Note shall also bear the following legend on the face thereof:

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO WEST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS BOOK-ENTRY NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS BOOK-ENTRY NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.12 OF THE INDENTURE.

Each Regulation S Temporary Book-Entry Note shall bear the following legend on the face thereof:

THIS NOTE IS A REGULATION S TEMPORARY BOOK-ENTRY NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER AND IS SUBJECT TO RESTRICTIONS ON THE TRANSFER AND EXCHANGE THEREOF AND ON THE PAYMENT OF INTEREST THEREON AS SPECIFIED IN THE INDENTURE.

WILLIS ENGINE SECURITIZATION TRUST

SERIES 2008-A1 FLOATING RATE SECURED NOTE

$[XX]	No.
March, [ ], 2008

KNOW ALL PERSONS BY THESE PRESENTS that WILLIS ENGINE SECURITIZATION TRUST, a Delaware statutory trust (“WEST”), for value received, hereby promises to pay to [                        ], or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum of [                    ] Dollars ($                ), which sum shall be payable on each Payment Date on the dates and in the amounts set forth in the Indenture, dated as of August 9, 2005 and amended and restated as of December 13, 2007 (as amended, restated or otherwise modified from time to time, the “Indenture”), and the Series 2008-A1 Supplement, dated as of March 28, 2008 (as amended, restated or otherwise modified from time to time, the “Series 2008-A1 Supplement”), each between WEST and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), and (ii) interest on the outstanding principal amount of this Series 2008-A1 Floating Rate Secured Note (this “Series 2008-A1 Note”) on the dates and in the amounts set forth in the Indenture and the Series 2008-A1 Supplement. Capitalized terms not otherwise defined herein will have the meaning set forth in the Indenture and the Series 2008-A1 Supplement.

Payment of the principal of and interest on this Series 2008-A1 Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on, this Series 2008-A1 Note is payable at the times and in the amounts set forth in the Indenture and the Series 2008-A1 Supplement by wire transfer of immediately available funds to the account designated by the Holder of record on the related Record Date.

This Series 2008-A1 Note is one of the authorized notes identified in the title hereto and issued pursuant to the Indenture and the Series 2008-A1 Supplement.

The Series 2008-A1 Notes shall be an obligation of WEST and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the Indenture.

This Series 2008-A1 Note is transferable as provided in the Indenture and the Series 2008-A1 Supplement, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Series 2008-A1 Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. The Indenture Trustee or WEST may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Series 2008-A1 Notes.

WEST, the Indenture Trustee and any other agent of WEST may treat the Person in whose name this Series 2008-A1 Note is registered as the absolute owner hereof for all purposes, and neither WEST, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

The Series 2008-A1 Note are subject to Optional Redemption, at the times and subject to the conditions set forth in the Indenture and the Series 2008-A1 Supplement.

If an Event of Default under the Indenture shall occur and be continuing, the principal of and accrued interest on this Series 2008-A1 Note may be declared to be due and payable in the manner and with the effect provided in the Indenture and the Series 2008-A1 Supplement.

The Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures with the consent of the Requisite Majority, in certain specifically described instances. Any consent given by the Requisite Majority shall be conclusive and binding upon the Holder of this Series 2008-A1 Note and on all future holders of this Series 2008-A1 Note and of any Series 2008-A1 Note issued in lieu hereof whether or not notation of such consent is made upon this Series 2008-A1 Note. Supplements and amendments to the Indenture and the Series 2008-A1 Supplement may be made only to the extent and in circumstances permitted by the Indenture and the Series 2008-A1 Supplement.

The Holder of this Series 2008-A1 Note shall have no right to enforce the provisions of the Indenture and the Series 2008-A1 Supplement or to institute action to enforce the covenants, or to take any action with respect to a default under the Indenture and the Series 2008-A1 Supplement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture and the Series 2008-A1 Supplement; provided, however, that nothing contained in the Indenture and the Series 2008-A1 Supplement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Series 2008-A1 Note on or after the due date thereof.

This Series 2008-A1 Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws, other than Sections 5-1401 and 5-1402 of the New York General Obligations Laws.

All terms and provisions of the Indenture and the Series 2008-A1 Supplement are herein incorporated by reference as if set forth herein in their entirety.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Indenture and the Series 2008-A1 Supplement and the issuance of this Series 2008-A1 Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature of one of its Responsible Officers, this Series 2008-A1 Note shall not be entitled to any benefit under the Indenture and the Series 2008-A1 Supplement, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, WEST has caused this Series 2008-A1 Note to be duly executed by its duly authorized representative, as of the date first set above.

WILLIS ENGINE SECURITIZATION TRUST, as issuer of Series 2008-A1 Notes

By:
Name:
Title:

This Note is one of the Series 2008-A1 Notes described in the within-mentioned Series 2008-A1 Supplement.

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Schedule A to Series 2008-A1 Note

Aggregate principal amount of any Series 2008-A1 Note issued in exchange for a portion or portions hereof and any portion or portions of any Series 2008-A1 Note exchanged for a portion or portions hereof:

Date	Principal Amount Issued or Repaid	Remaining Principal Amount of this Series 2008-A1 Note	Notation Made by or on Behalf of

TRANSFER NOTICE

FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Taxpayer identification No.

Address:

the within Series 2008-A1 Note and all rights thereunder, hereby irrevocably constituting and appointing                                                              attorney to transfer said Series 2008-A1 Note on the books of WEST with full power of substitution in the premises.

Date:	By:
Name:
Title:

NOTE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

In connection with any transfer of this Series 2008-A1 Note occurring prior to the date which is the earlier of the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising:

{Check One}

{ } (a) this Series 2008-A1 Note is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder;

or

{ } (b) this Series 2008-A1 Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Series 2008-A1 Note and the Indenture.

If none of the foregoing boxes is checked, the Indenture Trustee or other Note Registrar shall not be obligated to register this Series 2008-A1 Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.12 of the Indenture shall have been satisfied.

Date:	By:
Name:
Title:

NOTE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED: The undersigned represents and warrants that it is purchasing this Series 2008-A1 Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding WEST as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:	By:
Name:
Title:

SCHEDULE 1

SERIES 2008-A1 SUPPLEMENT

SCHEDULES OF MINIMUM TARGETED PRINCIPAL BALANCES

AND SCHEDULED TARGETED PRINCIPAL BALANCES

Series 2008-A1 Minimum Targeted Principal Balances by Period

Period	Payment Date Occurring on:	Minimum Targeted Principal Balance	Period	Payment Date Occurring on:	Minimum Targeted Principal Balance	Period	Payment Date Occurring on:	Minimum Targeted Principal Balance
1	4/15/2008	211,500,021	41	8/15/2011	176,102,528	81	12/15/2014	140,705,035
2	5/15/2008	210,615,084	42	9/15/2011	175,217,591	82	1/15/2015	139,820,098
3	6/15/2008	209,730,146	43	10/15/2011	174,332,653	83	2/15/2015	138,935,160
4	7/15/2008	208,845,209	44	11/15/2011	173,447,716	84	3/15/2015	138,050,223
5	8/15/2008	207,960,272	45	12/15/2011	172,562,779	85	4/15/2015	137,165,286
6	9/15/2008	207,075,334	46	1/15/2012	171,677,841	86	5/15/2015	136,280,348
7	10/15/2008	206,190,397	47	2/15/2012	170,792,904	87	6/15/2015	135,395,411
8	11/15/2008	205,305,460	48	3/15/2012	169,907,967	88	7/15/2015	134,510,474
9	12/15/2008	204,420,522	49	4/15/2012	169,023,029	89	8/15/2015	133,625,536
10	1/15/2009	203,535,585	50	5/15/2012	168,138,092	90	9/15/2015	132,740,599
11	2/15/2009	202,650,648	51	6/15/2012	167,253,155	91	10/15/2015	131,855,662
12	3/15/2009	201,765,710	52	7/15/2012	166,368,217	92	11/15/2015	130,970,724
13	4/15/2009	200,880,773	53	8/15/2012	165,483,280	93	12/15/2015	130,085,787
14	5/15/2009	199,995,836	54	9/15/2012	164,598,343	94	1/15/2016	129,200,850
15	6/15/2009	199,110,898	55	10/15/2012	163,713,405	95	2/15/2016	128,315,912
16	7/15/2009	198,225,961	56	11/15/2012	162,828,468	96	3/15/2016	127,430,975
17	8/15/2009	197,341,024	57	12/15/2012	161,943,531	97	4/15/2016	126,546,038
18	9/15/2009	196,456,086	58	1/15/2013	161,058,593	98	5/15/2016	125,661,100
19	10/15/2009	195,571,149	59	2/15/2013	160,173,656	99	6/15/2016	124,776,163
20	11/15/2009	194,686,212	60	3/15/2013	159,288,719	100	7/15/2016	123,891,226
21	12/15/2009	193,801,274	61	4/15/2013	158,403,781	101	8/15/2016	123,006,288
22	1/15/2010	192,916,337	62	5/15/2013	157,518,844	102	9/15/2016	122,121,351
23	2/15/2010	192,031,400	63	6/15/2013	156,633,907	103	10/15/2016	121,236,414
24	3/15/2010	191,146,462	64	7/15/2013	155,748,969	104	11/15/2016	120,351,476
25	4/15/2010	190,261,525	65	8/15/2013	154,864,032	105	12/15/2016	119,466,539
26	5/15/2010	189,376,588	66	9/15/2013	153,979,095	106	1/15/2017	118,581,602
27	6/15/2010	188,491,651	67	10/15/2013	153,094,157	107	2/15/2017	117,696,664
28	7/15/2010	187,606,713	68	11/15/2013	152,209,220	108	3/15/2017	116,811,727
29	8/15/2010	186,721,776	69	12/15/2013	151,324,283	109	4/15/2017	115,926,790
30	9/15/2010	185,836,839	70	1/15/2014	150,439,345	110	5/15/2017	115,041,852
31	10/15/2010	184,951,901	71	2/15/2014	149,554,408	111	6/15/2017	114,156,915
32	11/15/2010	184,066,964	72	3/15/2014	148,669,471	112	7/15/2017	113,271,978
33	12/15/2010	183,182,027	73	4/15/2014	147,784,534	113	8/15/2017	112,387,040
34	1/15/2011	182,297,089	74	5/15/2014	146,899,596	114	9/15/2017	111,502,103
35	2/15/2011	181,412,152	75	6/15/2014	146,014,659	115	10/15/2017	110,617,166

i

36	3/15/2011	180,527,215	76	7/15/2014	145,129,722	116	11/15/2017	109,732,228
37	4/15/2011	179,642,277	77	8/15/2014	144,244,784	117	12/15/2017	108,847,291
38	5/15/2011	178,757,340	78	9/15/2014	143,359,847	118	1/15/2018	107,962,354
39	6/15/2011	177,872,403	79	10/15/2014	142,474,910	119	2/15/2018	107,077,416
40	7/15/2011	176,987,465	80	11/15/2014	141,589,972	120	3/15/2018	106,192,479
121	4/15/2018	105,307,542	161	8/15/2021	69,910,049	201	12/15/2024	34,512,556
122	5/15/2018	104,422,605	162	9/15/2021	69,025,111	202	1/15/2025	33,627,618
123	6/15/2018	103,537,667	163	10/15/2021	68,140,174	203	2/15/2025	32,742,681
124	7/15/2018	102,652,730	164	11/15/2021	67,255,237	204	3/15/2025	31,857,744
125	8/15/2018	101,767,793	165	12/15/2021	66,370,299	205	4/15/2025	30,972,806
126	9/15/2018	100,882,855	166	1/15/2022	65,485,362	206	5/15/2025	30,087,869
127	10/15/2018	99,997,918	167	2/15/2022	64,600,425	207	6/15/2025	29,202,932
128	11/15/2018	99,112,981	168	3/15/2022	63,715,487	208	7/15/2025	28,317,994
129	12/15/2018	98,228,043	169	4/15/2022	62,830,550	209	8/15/2025	27,433,057
130	1/15/2019	97,343,106	170	5/15/2022	61,945,613	210	9/15/2025	26,548,120
131	2/15/2019	96,458,169	171	6/15/2022	61,060,676	211	10/15/2025	25,663,182
132	3/15/2019	95,573,231	172	7/15/2022	60,175,738	212	11/15/2025	24,778,245
133	4/15/2019	94,688,294	173	8/15/2022	59,290,801	213	12/15/2025	23,893,308
134	5/15/2019	93,803,357	174	9/15/2022	58,405,864	214	1/15/2026	23,008,370
135	6/15/2019	92,918,419	175	10/15/2022	57,520,926	215	2/15/2026	22,123,433
136	7/15/2019	92,033,482	176	11/15/2022	56,635,989	216	3/15/2026	21,238,496
137	8/15/2019	91,148,545	177	12/15/2022	55,751,052	217	4/15/2026	20,353,559
138	9/15/2019	90,263,607	178	1/15/2023	54,866,114	218	5/15/2026	19,468,621
139	10/15/2019	89,378,670	179	2/15/2023	53,981,177	219	6/15/2026	18,583,684
140	11/15/2019	88,493,733	180	3/15/2023	53,096,240	220	7/15/2026	17,698,747
141	12/15/2019	87,608,795	181	4/15/2023	52,211,302	221	8/15/2026	16,813,809
142	1/15/2020	86,723,858	182	5/15/2023	51,326,365	222	9/15/2026	15,928,872
143	2/15/2020	85,838,921	183	6/15/2023	50,441,428	223	10/15/2026	15,043,935
144	3/15/2020	84,953,983	184	7/15/2023	49,556,490	224	11/15/2026	14,158,997
145	4/15/2020	84,069,046	185	8/15/2023	48,671,553	225	12/15/2026	13,274,060
146	5/15/2020	83,184,109	186	9/15/2023	47,786,616	226	1/15/2027	12,389,123
147	6/15/2020	82,299,171	187	10/15/2023	46,901,678	227	2/15/2027	11,504,185
148	7/15/2020	81,414,234	188	11/15/2023	46,016,741	228	3/15/2027	10,619,248
149	8/15/2020	80,529,297	189	12/15/2023	45,131,804	229	4/15/2027	9,734,311
150	9/15/2020	79,644,359	190	1/15/2024	44,246,866	230	5/15/2027	8,849,373
151	10/15/2020	78,759,422	191	2/15/2024	43,361,929	231	6/15/2027	7,964,436
152	11/15/2020	77,874,485	192	3/15/2024	42,476,992	232	7/15/2027	7,079,499
153	12/15/2020	76,989,547	193	4/15/2024	41,592,054	233	8/15/2027	6,194,561
154	1/15/2021	76,104,610	194	5/15/2024	40,707,117	234	9/15/2027	5,309,624
155	2/15/2021	75,219,673	195	6/15/2024	39,822,180	235	10/15/2027	4,424,687
156	3/15/2021	74,334,735	196	7/15/2024	38,937,242	236	11/15/2027	3,539,749
157	4/15/2021	73,449,798	197	8/15/2024	38,052,305	237	12/15/2027	2,654,812
158	5/15/2021	72,564,861	198	9/15/2024	37,167,368	238	1/15/2028	1,769,875
159	6/15/2021	71,679,923	199	10/15/2024	36,282,430	239	2/15/2028	884,937
160	7/15/2021	70,794,986	200	11/15/2024	35,397,493	240	3/15/2028	—

Series 2008-A1 Scheduled Targeted Principal Balances by Payment Date

Period	Payment Date Occurring on:	Scheduled Targeted Principal Balance	Period	Payment Date Occurring on:	Scheduled Targeted Principal Balance	Period	Payment Date Occurring on:	Scheduled Targeted Principal Balance
1	4/15/2008	211,023,516	41	8/15/2011	156,565,835	81	12/15/2014	102,108,153
2	5/15/2008	209,662,074	42	9/15/2011	155,204,393	82	1/15/2015	100,746,711
3	6/15/2008	208,300,632	43	10/15/2011	153,842,951	83	2/15/2015	99,385,269
4	7/15/2008	206,939,190	44	11/15/2011	152,481,509	84	3/15/2015	98,023,827
5	8/15/2008	205,577,748	45	12/15/2011	151,120,067	85	4/15/2015	96,662,385
6	9/15/2008	204,216,306	46	1/15/2012	149,758,624	86	5/15/2015	95,300,943
7	10/15/2008	202,854,864	47	2/15/2012	148,397,182	87	6/15/2015	93,939,501
8	11/15/2008	201,493,422	48	3/15/2012	147,035,740	88	7/15/2015	92,578,059
9	12/15/2008	200,131,980	49	4/15/2012	145,674,298	89	8/15/2015	91,216,617
10	1/15/2009	198,770,538	50	5/15/2012	144,312,856	90	9/15/2015	89,855,175
11	2/15/2009	197,409,096	51	6/15/2012	142,951,414	91	10/15/2015	88,493,733
12	3/15/2009	196,047,654	52	7/15/2012	141,589,972	92	11/15/2015	87,132,291
13	4/15/2009	194,686,212	53	8/15/2012	140,228,530	93	12/15/2015	85,770,849
14	5/15/2009	193,324,770	54	9/15/2012	138,867,088	94	1/15/2016	84,409,407
15	6/15/2009	191,963,328	55	10/15/2012	137,505,646	95	2/15/2016	83,047,964
16	7/15/2009	190,601,886	56	11/15/2012	136,144,204	96	3/15/2016	81,686,522
17	8/15/2009	189,240,444	57	12/15/2012	134,782,762	97	4/15/2016	80,325,080
18	9/15/2009	187,879,002	58	1/15/2013	133,421,320	98	5/15/2016	78,963,638
19	10/15/2009	186,517,560	59	2/15/2013	132,059,878	99	6/15/2016	77,602,196
20	11/15/2009	185,156,118	60	3/15/2013	130,698,436	100	7/15/2016	76,240,754
21	12/15/2009	183,794,675	61	4/15/2013	129,336,994	101	8/15/2016	74,879,312
22	1/15/2010	182,433,233	62	5/15/2013	127,975,552	102	9/15/2016	73,517,870
23	2/15/2010	181,071,791	63	6/15/2013	126,614,110	103	10/15/2016	72,156,428
24	3/15/2010	179,710,349	64	7/15/2013	125,252,668	104	11/15/2016	70,794,986
25	4/15/2010	178,348,907	65	8/15/2013	123,891,226	105	12/15/2016	69,433,544
26	5/15/2010	176,987,465	66	9/15/2013	122,529,784	106	1/15/2017	68,072,102
27	6/15/2010	175,626,023	67	10/15/2013	121,168,342	107	2/15/2017	66,710,660
28	7/15/2010	174,264,581	68	11/15/2013	119,806,900	108	3/15/2017	65,349,218
29	8/15/2010	172,903,139	69	12/15/2013	118,445,458	109	4/15/2017	63,987,776
30	9/15/2010	171,541,697	70	1/15/2014	117,084,015	110	5/15/2017	62,626,334
31	10/15/2010	170,180,255	71	2/15/2014	115,722,573	111	6/15/2017	61,264,892
32	11/15/2010	168,818,813	72	3/15/2014	114,361,131	112	7/15/2017	59,903,450
33	12/15/2010	167,457,371	73	4/15/2014	112,999,689	113	8/15/2017	58,542,008
34	1/15/2011	166,095,929	74	5/15/2014	111,638,247	114	9/15/2017	57,180,566
35	2/15/2011	164,734,487	75	6/15/2014	110,276,805	115	10/15/2017	55,819,124
36	3/15/2011	163,373,045	76	7/15/2014	108,915,363	116	11/15/2017	54,457,682
37	4/15/2011	162,011,603	77	8/15/2014	107,553,921	117	12/15/2017	53,096,240
38	5/15/2011	160,650,161	78	9/15/2014	106,192,479	118	1/15/2018	51,734,798
39	6/15/2011	159,288,719	79	10/15/2014	104,831,037	119	2/15/2018	50,373,356
40	7/15/2011	157,927,277	80	11/15/2014	103,469,595	120	3/15/2018	49,011,913

Period	Payment Date Occurring In:	Scheduled Targeted Principal Balance
121	4/15/2018	47,650,471
122	5/15/2018	46,289,029
123	6/15/2018	44,927,587
124	7/15/2018	43,566,145
125	8/15/2018	42,204,703
126	9/15/2018	40,843,261
127	10/15/2018	39,481,819
128	11/15/2018	38,120,377
129	12/15/2018	36,758,935
130	1/15/2019	35,397,493
131	2/15/2019	34,036,051
132	3/15/2019	32,674,609
133	4/15/2019	31,313,167
134	5/15/2019	29,951,725
135	6/15/2019	28,590,283
136	7/15/2019	27,228,841
137	8/15/2019	25,867,399
138	9/15/2019	24,505,957
139	10/15/2019	23,144,515
140	11/15/2019	21,783,073
141	12/15/2019	20,421,631
142	1/15/2020	19,060,189
143	2/15/2020	17,698,747
144	3/15/2020	16,337,304
145	4/15/2020	14,975,862
146	5/15/2020	13,614,420
147	6/15/2020	12,252,978
148	7/15/2020	10,891,536
149	8/15/2020	9,530,094
150	9/15/2020	8,168,652
151	10/15/2020	6,807,210
152	11/15/2020	5,445,768
153	12/15/2020	4,084,326
154	1/15/2021	2,722,884
155	2/15/2021	1,361,442
156	3/15/2021	—

SCHEDULE 2

SERIES 2008-A1 SUPPLEMENT

2008 ENGINES

Engine Serial Number	Manufacturer	Model
894329	CFM International	CFM56-7B
697496	CFM International	CFM56-5B4/3
894328	CFM International	CFM56-7B
567323	CFM International	CFM56-5C4/P
892939	CFM International	CFM56-7B26
V12471	International Aero Engines	V2527-A5
729086	Pratt & Whitney	PW4062-3
V12470	International Aero Engines	V2527-A5
896177	CFM International	CFM56-7B/3
697519	CFM International	CFM56-5B4/3
V12373	International Aero Engines	V2527-A5

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